IVA FUNDS

IVA Worldwide Fund
IVA International Fund

Supplement dated October 23, 2008
to the Prospectus dated October 1, 2008

Effective October 23, 2008, the information contained in this Supplement modifies (and if inconsistent, replaces) information contained in the Prospectus for the IVA Worldwide Fund and the IVA International Fund as follows:

Distribution and Servicing (12b-1) Plans

The Annual Distribution-Related and Service Fee table found on page 9 is amended by adding "*" after the 0.25% fee in the Class A Shares row, and adding the following footnote to the table:

  *  For purchases of Class A shares at NAV where dealers of record receive "finder's fee" commissions, dealers will start to receive the 12b-1 fee beginning in the 19th month after purchase. For purchases at NAV where dealers of record do not receive "finder's fee" commissions, dealers will start to receive the 12b-1 fee at the time of purchase.

Class A Shares—Contingent Deferred Sales Charge / Payment of "Finder's Fee" Commissions

For Class A shares purchased on or after October 23, 2008, you may pay a 0.75% contingent deferred sales charge if you purchase $1,000,000 or more of Class A shares (and therefore pay no initial sales charge) and then redeem the shares during the first 18 months after your initial purchase. In addition, the Adviser and/or its affiliates may pay dealers of record "finder's fee" commissions of up to 0.75% of purchases of Class A shares of any Fund that were not previously subject to a front-end sales charge or dealer commission paid by the investor. Accordingly, the following changes are made to the Prospectus:

The Fees and Expenses table for each Fund found on pages 6 and 7 are amended by adding "****" after the word "None" in the Maximum Deferred Sales Charge (Load) row of the Class A column, and adding the following footnote to each table:

  ****  You may pay a deferred sales charge if you purchase $1 million or more and you redeem within 18 months.

The section captioned Initial Sales Charges—Class A Shares found on page 10 is revised by adding the following after the third full paragraph:

Contingent Deferred Sales Charge (CDSC). If you invest $1,000,000 or more in Class A shares, you will not pay any initial sales charge. The Adviser and/or its affiliates may pay dealers of record "finder's fee" commissions of up to 0.75% of purchases of Class A shares of any Fund that were not previously subject to a front-end sales charge or dealer commission paid by the investor.

"Finder's fee" commissions will not be paid in connection with purchases made by an Omnibus Account maintained with the Fund for trading on behalf of its customers. "Finder's fee" commissions also may be paid under certain other circumstances at the discretion of the Adviser.

If you redeem your Class A shares within 18 months after purchase and were paid a "finder's fee", you may be charged a CDSC of 0.75% of the lesser of the original cost of the shares being redeemed or your redemption proceeds. Shares acquired through the reinvestment of dividends or capital gains distributions will be redeemed first and will not be subject to any CDSC.

The section captioned Payments to Financial Firms found on page 11 is revised by adding the following as a new third sentence to the first paragraph thereunder:

Such payments also may include any other payment requirement of a broker dealer or other financial intermediary, including certain agreed upon "finder's fee" commissions as described in greater detail under "Initial Sales Charges—Class A Shares."

Investment Options—Class A, C, and I Share—Class A Shares found on page 15 is revised by adding the following new bullet point after the second bullet point:

•  You normally pay no contingent deferred sales charge ("CDSC") when you redeem Class A shares, although you may pay a 0.75% CDSC if you purchase $1,000,000 or more of Class A shares (and therefore pay no initial sales charge) and then redeem the shares during the first 18 months of their purchase.

The heading Additional Information Regarding Class C Share—Contingent Deferred Sales Charges (CDSCs) found on page 16 is revised to read Additional Information Regarding Class A and Class C Shares—Contingent Deferred Sales Charges (CDSCs) and the following sentence is added to the first paragraph thereunder:

Investors who purchase $1,000,000 or more of Class A shares (and, thus, pay no initial sales charge) will be subject to a 0.75% CDSC if the shares are redeemed within 18 months of their purchase.

Possible Consequences of a Low Class I Share Balance

The Trust reserves the right to redeem Class I shares held in any account if the value of those shares drops below $500,000, rather than to convert such Class I shares to another share class. Accordingly, the second sentence under the caption Minimum Account Size found on page 13 is deleted in its entirety and replaced with the following:

The Trust also reserves the right to redeem Class I shares held in any account of the Funds if the value of those Class I shares drops below $500,000.

Class C Shares Conversion / Exchange Features

Class C shares purchased on or after October 23, 2008 may not be converted into or exchanged for Class I shares. Accordingly, the following changes are made to the Prospectus:

References to Class C shares are removed from the "†" footnote to the Fees and Expenses table for each Fund found on pages 6 and 7, and from the first sentence under the caption Exchanging Your Shares—Additional Information—Conversion of Shares found on page 18.

The second bullet point under the caption Exchanging Your Shares—Additional Information found on page 18 is deleted in its entirety and replaced with the following:

•  Class C shares of a Fund for Class C shares of another Fund; and

The sixth sentence under the caption Exchanging Your Shares—Additional Information—Conversion of Shares found on page 18 is deleted in its entirety and replaced with the following:

Conversions of Class A shares to Class I shares will be subject to a CDSC if the conversion takes place within 18 months of purchase.

Letter of Intent

The section captioned Initial Sales Charges—Class A Shares—Letter of Intent found on page 10 is revised by adding the following after the third sentence:

Previous purchases may be included in your Letter of Intent, however no adjustments will be made to account for them retroactively. You must notify the Transfer Agent of any additional accounts, not included in your Letter of Intent application, that you may hold indirectly.

Please retain this supplement for future reference.